UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 7, 2009
The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	1-5111	34-0538550

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 7, 2009, The J. M. Smucker Company (the “Company”) entered into a consulting agreement (the “Agreement”) with Donald D. Hurrle, Sr., who retired as the Company’s Vice President, Sales, Grocery Market, effective June 30, 2009. Under this Agreement, Mr. Hurrle will provide consulting services relating to the Company’s growth and development in the grocery sales area, along with general business integration matters. The Agreement is effective July 7, 2009, and provides for a term of one year, unless earlier terminated in accordance with its terms. Under the terms of the Agreement, Mr. Hurrle will receive a consulting fee of $100,000.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit	Exhibit
Number	Description

10.1	Consulting Agreement, dated July 7, 2009, by and among The J. M. Smucker Company and Donald D. Hurrle, Sr.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Corporate Secretary

Date: July 7, 2009

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

10.1	Consulting Agreement, dated July 7, 2009, by and among The J. M. Smucker Company and Donald D. Hurrle, Sr.